UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2017

Cosi, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50052	06-1393745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

294 Washington Street, Suite 510; Boston, Massachusetts	02108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 415-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (   see   General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, Cosi, Inc., a Delaware corporation (the “Company”), entered into an Amendment to the Engagement Letter dated September 27, 2016, with The O’Connor Group, Inc. (“TOG”) regarding the engagement of TOG, specifically Mr. Edward Schatz, by the Company. As disclosed in the Current Report on Form 8-K filed February 6, 2017, in addition to serving as the acting CFO of the Company’s bankruptcy estates, Mr. Schatz has been appointed and agreed to serve, as the acting CEO of the Company, effective as of January 6, 2017, and continuing until the effective date of the Company’s plan of reorganization. The Amendment memorializes the adjusted terms of TOG’s and Mr. Schatz’ engagement, subject to approval of the Bankruptcy Court, as disclosed in the Current Report on Form 8-K filed February 7, 2017.

A copy of the Amendment is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

On February 3, 2017, the Company entered into an Independent Contractor Agreement with Chad Fitzhugh, effective as of December 20, 2017 (“Consulting Agreement”), to serve as the Company’s acting Chief Financial Officer of Company operations, effective as of December 20, 2016, and memorializing the terms of his engagement, as disclosed in the Current Report on Form 8-K filed December 28, 2016.

A copy of the Consulting Agreement is filed hereto as Exhibit 10.2 and is incorporated herein by reference.

ITEM 7.01.	Regulation FD Disclosure.

Additional information on the Chapter 11 Cases, including access to documents filed with the Bankruptcy Court and other general information about the Chapter 11 Cases, is available at a subscription based service known as PACER at https://pacer.mab.uscourts.gov/cgi-bin/login.pl  .

The information in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

ITEM 9.01(d).	Exhibits.

Exhibit No.	Description	Paper (P) or Electronic (E)
10.1	Amendment to Engagement Letter, dated February 2, 2017, between The O’Connor Group, Inc., and Cosi, Inc.	E

10.2	Independent Contractor Agreement, dated February 4, 2017, between Chad Fitzhugh and Cosi, Inc.	E

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cosi, Inc.

Date: February 7, 2017.	/s/ Vicki Baue
	Name:	Vicki Baue
	Title:	V. P. & General Counsel, CCO

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
10.1	Amendment to Engagement Letter, dated February 2, 2017, between The O’Connor Group, Inc., and Cosi, Inc.	E

10.2	Independent Contractor Agreement, dated February 4, 2017, between Chad Fitzhugh and Cosi, Inc.	E